EXHIBIT 10.24

                          PETRODRILL CONSTRUCTION, INC.
                                    HULL 1829
                                PARENT GUARANTEE

     In order to induce PETRODRILL, CONSTRUCTION, INC. (Purchaser) and/or any affiliate or sister company of Petrodrill Construction, Inc. to enter into that/those certain Vessel Construction Contract(s) (the "Contract") between Purchaser and TDI-HALTER, L.P. ("Builder"), dated on or about April 9, 1998, Halter Marine Group, Inc. a Delaware corporation ("Guarantor") represented herein by its duly authorized Chief Operating Officer (COO), Daniel J. Mortimer, does hereby unconditionally and irrevocably guarantee to Purchaser prompt and faithful performance of, and compliance with, all obligations, covenants, terms, conditions and undertakings of Builder contained in the Contract in accordance with the respective terms thereof. Such guarantee is an absolute, unconditional, present and continuing guarantee of performance and compliance.

     IN WITNESS WHEREOF, Guarantor has executed this Parent Guarantee as of this 15th day of April, 1998.

                                          HALTER MARINE GROUP, INC.
                                          By: /s/ DANIEL J. MORTIMER
                                                  Daniel J. Mortimer
                                                  Chief Operating Officer